BANKWELL FINANCIAL GROUP REPORTS SECOND QUARTER NET INCOME OF $2.9 MILLION, REACHES RECORD ASSET LEVELS AT $1.5 BILLION AND DECLARES THIRD QUARTER DIVIDEND
New Canaan, CT – July 27, 2016 – Bankwell Financial Group, Inc. (NASDAQ: BWFG) reported GAAP net income of $2.9 million for the second quarter of 2016. In addition, Bankwell Financial Group, Inc. reached record loan levels at $1.3 billion, driven by continued strong organic growth.
The Company's Board of Directors declared a $0.05 per share cash dividend, payable August 26, 2016 to shareholders of record on August 16, 2016.
Second Quarter 2016 Highlights:
•	Total revenue (net interest income plus non-interest income) reached $12.7 million.
• •	Diluted earnings per share were $0.38, an increase of 23% compared to the second quarter of 2015. Tax equivalent net interst margin was 3.50% for the second quarter of 2016.
•	Total non-interest income was $0.9 million, which is 7% of total revenue.
•	The efficiency ratio was 57.1%, compared to 63.2% in the second quarter of 2015.
•	Total assets surpass $1.5 billion.
•	The tangible common equity ratio and tangible book value per share were 8.85% and $18.12, respectively.
•	Total gross loans were $1.3 billion.
•	The allowance for loan losses was $16.1 million and represented 1.34% of total loans, excluding acquired loans.
•	Investment securities totaled $100.8 million and represented 7% of total assets.
•	Total deposits ended the quarter at $1.2 billion.
Notes Bankwell Financial Group CEO, Christopher R. Gruseke:
"Bankwell continued our exceptional financial performance into the second quarter of 2016. We recorded net income of $2.9 million, or $0.38 per share for the quarter. Organic loan growth continues to be strong, as our portfolio grew by $80 million, or 7%, in the second quarter. This represents a 28% annualized increase in assets, compared to 2015 year-end, as the Bank crossed another milestone surpassing $1.5 billion in assets. Our vigilant focus on expenses resulted in a stand-out efficiency ratio of 57.1% for the quarter, compared to 63.2% for the quarter ended June 30, 2015. We do expect personnel additions during the remainder of 2016 that will result in a more normalized efficiency ratio. Nevertheless, we expect significant improvement for the full year versus our 2015 efficiency ratio. The entire Bankwell team is to be applauded as their efforts generated a tangible book value per common share of $18.12 and a return on average tangible common equity of 8.74%. Further, Bankwell's credit quality remains outstanding with non-performing assets at 0.27% of total assets."
Mr. Gruseke added, "Delivering on our strategic commitment to enhance our deposit franchise, I am pleased to announce an important addition to the management team with the recent hiring of David Dineen to the newly created position of EVP, Head of Community Banking. David brings a wealth of banking experience and a strong understanding of local markets to Bankwell. I am confident that under his leadership Bankwell will further enhance its core funding capacity and strengthen our commitment to the customers and communities we serve."

Earnings
Net income for the quarter ended June 30, 2016 was $2.9 million, an increase of 27% compared to the quarter ended June 30, 2015. Net income for the six months ended June 30, 2016 was $5.9 million, an increase of 42% compared to the six months ended June 30, 2015. Revenues (net interest income plus non-interest income) for the quarter ended June 30, 2016 were $12.7 million, an increase of 10% compared to the quarter ended June 30, 2015. Revenues for the six months ended June 30, 2016 were $24.8 million, an increase of 12% compared to the six months ended June 30, 2015. Net interest income for the quarter ended June 30, 2016 was $11.9 million, an increase of 11% compared to the quarter ended June 30, 2015. Our strong net income, revenues and net interest income was fueled by continued earning asset growth.
Basic and diluted earnings per share for the quarter ended June 30, 2016 was $0.38, compared to $0.31 for the quarter ended June 30, 2015.
The Company continues to focus on expense control as indicated by our improving efficiency ratio. The Company's efficiency ratio for the quarters ended June 30, 2016 and June 30, 2015 were 57.1% and 63.2%, respectively. The Company's efficiency ratio for the six months ended June 30, 2016 and June 30, 2015 were 57.4% and 64.5%, respectively.
Noninterest Income and Expense
Noninterest income remained flat for the three months ended June 30, 2016 compared to the three months ended June 30, 2015 and increased $73 thousand to $1.5 million for the six months ended June 30, 2016 compared to the six months ended June 30, 2015. The increase in noninterest income was primarily driven by gains on the sale of foreclosed real estate, net gains on the sale of available for sale securities and increased service charges and fees, offset by a decrease in sales of loans.
Noninterest expense decreased $165 thousand for the three months ended June 30, 2016 compared to the three months ended June 30, 2015 and decreased $55 thousand for the six months ended June 30, 2016 compared to the six months ended June 30, 2015. The decrease was primarily driven by a decrease in salaries and employee benefits. Salaries and employee benefits decreased $0.2 million or 5.9% for the three months ended June 30, 2016 compared to the three months ended June 30, 2015 and decreased $0.4 million or 4.9% for the six months ended June 30, 2016 compared to the six months ended June 30, 2015 as a result of an increase in open positions.
Financial Condition
Assets totaled $1.5 billion at June 30, 2016, an annualized increase of 28% compared to assets of $1.3 billion at December 31, 2015. This increase reflects strong organic loan growth. Total gross loans were $1.3 billion at June 30, 2016, an annualized increase of 23% compared to December 31, 2015. Commercial real estate loans have experienced the most significant growth, up by $87.5 million.
Deposits increased to $1.2 billion, an annualized increase of 26% over December 31, 2015, with core deposits (total deposits less time deposits) showing an annualized increase of 9% over December 31, 2015 to $636.9 million primarily reflecting increases in noninterest-bearing deposit, money market and NOW accounts.

Asset Quality
Asset quality remained exceptionally strong at June 30, 2016.  Non-performing assets as a percentage of total assets was 0.27% at June 30, 2016, down from 0.38% at December 31, 2015.  The allowance for loan losses at June 30, 2016 was $16.1 million, representing 1.34% of total loans, excluding acquired loans.
Capital
Shareholders' equity totaled $137.1 million as of June 30, 2016, an increase of $5.4 million compared to December 31, 2015, primarily a result of net income for the six months ended June 30, 2016 of $5.9 million. As of June 30, 2016, the tangible common equity ratio and tangible book value per share were 8.85% and $18.12, respectively.
About Bankwell Financial Group
Bankwell is a commercial bank that serves the banking and lending needs of residents and businesses throughout Fairfield and New Haven Counties, CT.  For more information about this press release, interested parties may contact Christopher R. Gruseke, President and Chief Executive Officer or Ernest J. Verrico Sr., Executive Vice President and Chief Financial Officer of Bankwell Financial Group at (203) 652-0166.
For more information, visit www.mybankwell.com.
This press release may contain certain forward-looking statements about the Company. Forward-looking statements include statements regarding anticipated future events and can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "estimate," and "intend" or future or conditional verbs such as "will," "would," "should," "could," or "may." Forward-looking statements, by their nature, are subject to risks and uncertainties. Certain factors that could cause actual results to differ materially from expected results include increased competitive pressures, changes in the interest rate environment, general economic conditions or conditions within the securities markets, and legislative and regulatory changes that could adversely affect the business in which the Company and its subsidiaries are engaged.

BANKWELL FINANCIAL GROUP, INC.
CONSOLIDATED BALANCE SHEETS (unaudited)
(Dollars in thousands, except share data)

	June 30,	March 31,	December 31,	June 30,
	2016	2016	2015	2015
Assets
Cash and due from banks	$ 92,745	$ 69,512	$ 49,562	$ 75,550
Federal funds sold	1,932	3,194	39,035	-
Cash and cash equivalents	94,677	72,706	88,597	75,550

Held to maturity investment securities, at amortized cost	16,959	17,010	10,226	11,341
Available for sale investment securities, at fair value	83,837	91,528	40,581	46,883
Loans receivable (net of allowance for loan losses of $16,100, $14,810,
$14,169 and $12,230 at June 30, 2016, March 31, 2016, December 31, 2015
and June 30, 2015, respectively)	1,256,949	1,177,905	1,129,748	1,021,693
Foreclosed real estate	492	878	1,248	830
Accrued interest receivable	4,708	4,370	4,071	3,575
Federal Home Loan Bank stock, at cost	7,393	7,158	6,554	6,918
Premises and equipment, net	10,659	10,830	11,163	11,868
Bank-owned life insurance	24,103	23,929	23,755	23,395
Goodwill	2,589	2,589	2,589	2,589
Other intangible assets	572	612	652	745
Deferred income taxes, net	9,487	8,814	8,337	7,869
Other assets	3,695	1,881	2,851	1,418
Total assets	$ 1,516,120	$ 1,420,210	$ 1,330,372	$ 1,214,674

Liabilities & Shareholders' Equity
Liabilities
Deposits
Noninterest-bearing	$ 178,917	$ 165,968	$ 164,553	$ 162,546
Interest-bearing	1,001,674	927,766	882,389	789,035
Total deposits	1,180,591	1,093,734	1,046,942	951,581

Advances from the Federal Home Loan Bank	165,000	160,000	120,000	124,000
Subordinated debentures	25,025	25,012	25,000	-
Accrued expenses and other liabilities	8,382	6,856	6,661	5,424
Total liabilities	1,378,998	1,285,602	1,198,603	1,081,005

Shareholders' equity
Preferred stock, senior noncumulative perpetual, Series C, no par;
10,980 shares issued and outstanding at June 30, 2015
liquidation value of $1,000 per share.	-	-	-	10,980
Common stock, no par value; 10,000,000 shares authorized,
7,544,458, 7,530,791, 7,516,291 and 7,240,704 shares issued at June 30, 2016,
March 31, 2016, December 31, 2015 and June 30, 2015, respectively	113,309	113,052	112,579	108,038
Retained earnings	24,097	21,578	18,963	14,538
Accumulated other comprehensive (loss) income	(284)	(22)	227	113
Total shareholders' equity	137,122	134,608	131,769	133,669

Total liabilities and shareholders' equity	$ 1,516,120	$ 1,420,210	$ 1,330,372	$ 1,214,674

BANKWELL FINANCIAL GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME (unaudited)
(Dollars in thousands, except per share data)

	For the Quarter Ended				For the Six Months Ended
	June 30,	March 31,	December 31,	June 30,	June 30,	June 30,
	2016	2016	2015	2015	2016	2015
Interest and dividend income
Interest and fees on loans	$ 13,970	$ 13,283	$ 13,383	$ 11,897	$ 27,253	$ 22,653
Interest and dividends on securities	711	684	489	474	1,395	978
Interest on cash and cash equivalents	30	37	36	17	67	29
Total interest income	14,711	14,004	13,908	12,388	28,715	23,660

Interest expense
Interest expense on deposits	1,962	1,740	1,776	1,231	3,702	2,269
Interest on borrowings	870	866	896	416	1,736	757
Total interest expense	2,832	2,606	2,672	1,647	5,438	3,026

Net interest income	11,879	11,398	11,236	10,741	23,277	20,634

Provision for loan losses	1,301	646	354	654	1,947	1,387

Net interest income after provision for loan losses	10,578	10,752	10,882	10,087	21,330	19,247

Noninterest income
Service charges and fees	235	245	258	233	480	441
Bank owned life insurance	174	174	178	185	348	368
Gain on sale of foreclosed real estate, net	128	-	-	-	128	18
Gains and fees from sales of loans	114	110	228	349	224	438
Net gain on sale of available for sale securities	92	-	-	-	92	-
Other	110	143	176	87	253	187
Total noninterest income	853	672	840	854	1,525	1,452

Noninterest expense
Salaries and employee benefits	3,817	3,811	4,248	4,057	7,628	8,019
Occupancy and equipment	1,392	1,408	1,312	1,310	2,800	2,659
Data processing	377	407	366	405	784	741
Professional services	370	366	414	369	736	694
Marketing	263	139	278	271	402	418
FDIC insurance	168	169	185	163	337	321
Director fees	140	155	198	141	295	289
Amortization of intangibles	40	40	43	51	80	102
Foreclosed real estate	30	72	95	6	102	10
Merger and acquisition related expenses	-	-	2	-	-	-
Other	618	513	540	607	1,131	1,097
Total noninterest expense	7,215	7,080	7,681	7,380	14,295	14,350

Income before income tax expense	4,216	4,344	4,041	3,561	8,560	6,349

Income tax expense	1,320	1,353	1,423	1,275	2,673	2,190

Net income	$ 2,896	$ 2,991	$ 2,618	$ 2,286	$ 5,887	$ 4,159

Net income attributable to common shareholders	$ 2,896	$ 2,991	$ 2,575	$ 2,259	$ 5,887	$ 4,104

Earnings Per Common Share:
Basic	$ 0.38	$ 0.40	$ 0.35	$ 0.31	$ 0.78	$ 0.57
Diluted	0.38	0.40	0.35	0.31	0.78	0.57

Weighted Average Common Shares Outstanding:
Basic	7,387,712	7,380,217	7,169,570	7,042,290	7,383,965	7,035,432
Diluted	7,467,954	7,431,747	7,234,431	7,056,916	7,446,456	7,056,566
Dividends per common share	$ 0.05	$ 0.05	$ 0.05	$ -	$ 0.10	$ -

BANKWELL FINANCIAL GROUP, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (unaudited)
(Dollars in thousands, except per share data)

	For the Quarter Ended				For the Six Months Ended
	June 30,	March 31,	December 31,	June 30,	June 30,	June 30,
	2016	2016	2015	2015	2016	2015
Performance ratios:
Return on average assets	0.82%	0.89%	0.78%	0.80%	0.85%	0.75%
Return on average stockholders' equity	8.54%	9.01%	7.68%	6.91%	8.77%	6.36%
Return on average tangible common equity	8.74%	9.23%	7.74%	7.65%	8.98%	7.05%
Net interest margin	3.50%	3.54%	3.63%	3.97%	3.52%	3.93%
Efficiency ratio (1)	57.1%	57.7%	62.4%	63.2%	57.4%	64.5%

Net loan charge-offs as a % of average loans	0.00%	0.00%	0.01%	0.00%	0.00%	0.00%

	As of
	June 30, 2016	March 31, 2016	December 31, 2015	June 30, 2015
Capital ratios:
Total Common Equity Tier 1 Capital to Risk-Weighted Asset (2)	11.76%	12.24%	12.18%	11.44%
Total Capital to Risk-Weighted Assets (2)	13.01%	13.48%	13.39%	12.59%
Tier I Capital to Risk-Weighted Assets (2)	11.76%	12.24%	12.18%	11.44%
Tier I Capital to Average Assets (2)	10.59%	10.85%	10.84%	10.71%
Tangible common equity to tangible assets	8.85%	9.27%	9.68%	9.85%

Tangible book value per common share (3)	$ 18.12	$ 17.78	$ 17.43	$ 16.95

Asset quality:
Nonaccrual loans	$ 3,609	$ 3,398	$ 3,791	$ 2,094
Other real estate owned	492	878	1,248	830
Total non-performing assets	$ 4,101	$ 4,276	$ 5,039	$ 2,924

Loans past due 90 days and still accruing	$ 105	$ 89	$ 1,105	$ 1,479

Nonperforming loans as a % of total loans	0.28%	0.28%	0.33%	0.20%

Nonperforming assets as a % of total assets	0.27%	0.30%	0.38%	0.24%

Allowance for loan losses as a % of total loans	1.26%	1.24%	1.23%	1.18%

Allowance for loan losses as a % of nonperforming loans	446.11%	435.84%	373.76%	584.05%

(1) Efficiency ratio is defined as noninterest expense, less merger and acquisition related expenses, other real estate owned expenses and amortization of intangible assets, divided by our operating revenue, which is equal to net interest income plus non-interest income excluding gains and losses on sales of securities and gains and losses on other real estate owned. In our judgment, the adjustments made to operating revenue allow investors and analysts to better assess our operating expenses in relation to our core operating revenue by removing the volatility that is associated with certain one-time items and other discrete items that are unrelated to our core business.

(2) Represents Bank ratios.

(3) Excludes preferred stock and unvested restricted stock awards of 152,090, 138,423, 143,323 and 198,414 as of June 30, 2016, March 31, 2016, December 31, 2015 and June 30, 2015, respectively.

BANKWELL FINANCIAL GROUP, INC.
LOAN & DEPOSIT PORTFOLIO (unaudited)
(Dollars in thousands)

	June 30,	December 31,	June 30,	Jun 16 vs. Dec 15	Jun 16 vs. Jun 15
Period End Loan Composition	2016	2015	2015	% Change	% Change
Residential Real Estate	$ 181,035	$ 177,184	$ 176,350	2.2%	2.7%
Commercial Real Estate	785,041	697,542	626,942	12.5%	25.2%
Construction	98,266	82,273	64,551	19.4%	52.2%
Home equity	15,987	15,926	16,838	0.4%	-5.1%
Total Real Estate Loans	1,080,329	972,925	884,681	11.0%	22.1%

Commercial Business	194,067	172,853	150,276	12.3%	29.1%

Consumer	2,553	1,735	2,235	47.1%	14.2%
Total Loans	$ 1,276,949	$ 1,147,513	$ 1,037,192	11.3%	23.1%

	June 30,	December 31,	June 30,	Jun 16 vs. Dec 15	Jun 16 vs. Jun 15
Period End Deposit Composition	2016	2015	2015	% Change	% Change
Noninterest-bearing demand	$ 178,917	$ 164,553	$ 162,546	8.7%	10.1%
NOW	61,411	51,008	64,035	20.4%	-4.1%
Money Market	331,148	296,838	270,526	11.6%	22.4%
Savings	65,444	97,846	106,445	-33.1%	-38.5%
Time	543,671	436,697	348,029	24.5%	56.2%
Total Deposits	$ 1,180,591	$ 1,046,942	$ 951,581	12.8%	24.1%

BANKWELL FINANCIAL GROUP, INC.
NONINTEREST INCOME & EXPENSE - QTD (unaudited)
(Dollars in thousands)

	For the Quarter Ended
Noninterest income	June 30,	December 31,	June 30,	Jun 16 vs. Dec 15	Jun 16 vs. Jun 15
	2016	2015	2015	% Change	% Change
Service charges and fees	$ 235	$ 258	$ 233	-8.9%	0.9%
Bank owned life insurance	174	178	185	-2.2%	-5.9%
Gain on sale of foreclosed real estate, net	128	-	-	100.0%	100.0%
Gains and fees from sales of loans	114	228	349	-50.0%	-67.3%
Net gain on sale of available for sale securities	92	-	-	100.0%	100.0%
Other	110	176	87	-37.5%	26.4%
Total noninterest income	$ 853	$ 840	$ 854	1.5%	-0.1%

	For the Quarter Ended
Noninterest expense	June 30,	December 31,	June 30,	Jun 16 vs. Dec 15	Jun 16 vs. Jun 15
	2016	2015	2015	% Change	% Change
Salaries and employee benefits	$ 3,817	$ 4,248	$ 4,057	-10.1%	-5.9%
Occupancy and equipment	1,392	1,312	1,310	6.1%	6.3%
Data processing	377	366	405	3.0%	-6.9%
Professional services	370	414	369	-10.6%	0.3%
Marketing	263	278	271	-5.4%	-3.0%
FDIC insurance	168	185	163	-9.2%	3.1%
Director fees	140	198	141	-29.3%	-0.7%
Amortization of intangibles	40	43	51	-7.0%	-21.6%
Foreclosed real estate	30	95	6	-68.4%	400.0%
Merger and acquisition related expenses	-	2	-	-100.0%	0.0%
Other	618	540	607	14.4%	1.8%
Total noninterest expense	$ 7,215	$ 7,681	$ 7,380	-6.1%	-2.2%

BANKWELL FINANCIAL GROUP, INC.
NONINTEREST INCOME & EXPENSE - YTD (unaudited)
(Dollars in thousands)

	For the Six Months Ended
Noninterest income	June 30,	June 30,	Jun 16 vs. Jun 15
	2016	2015	% Change
Service charges and fees	$ 480	$ 441	8.8%
Bank owned life insurance	348	368	-5.4%
Gains and fees from sales of loans	224	438	-48.9%
Gain on sale of foreclosed real estate, net	128	18	611.1%
Net gain on sale of available for sale securities	92	-	100.0%
Other	253	187	35.3%
Total noninterest income	$ 1,525	$ 1,452	5.0%

	For the Six Months Ended
Noninterest expense	June 30,	June 30,	Jun 16 vs. Jun 15
	2016	2015	% Change
Salaries and employee benefits	$ 7,628	$ 8,019	-4.9%
Occupancy and equipment	2,800	2,659	5.3%
Data processing	784	741	5.8%
Professional services	736	694	6.1%
Marketing	402	418	-3.8%
FDIC insurance	337	321	5.0%
Director fees	295	289	2.1%
Foreclosed real estate	102	10	920.0%
Amortization of intangibles	80	102	-21.6%
Other	1,131	1,097	3.1%
Total noninterest expense	$ 14,295	$ 14,350	-0.4%

BANKWELL FINANCIAL GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (unaudited)
(Dollars in thousands, except share data)

	As of
Computation of Tangible Common Equity to Tangible Assets	06/30/2016	03/31/2016	12/31/2015	06/30/2015
Total Equity	$ 137,122	$ 134,608	$ 131,769	$ 133,669
Less:
Preferred stock	-	-	-	10,980
Goodwill	2,589	2,589	2,589	2,589
Other intangibles	572	612	652	745
Tangible Common Equity	$ 133,961	$ 131,407	$ 128,528	$ 119,355

Total Assets	$ 1,516,120	$ 1,420,210	$ 1,330,372	$ 1,214,674
Less:
Goodwill	2,589	2,589	2,589	2,589
Other intangibles	572	612	652	745
Tangible Assets	$ 1,512,959	$ 1,417,009	$ 1,327,131	$ 1,211,340

Tangible Common Equity to Tangible Assets	8.85%	9.27%	9.68%	9.85%

	As of
Computation of Tangible Book Value per Common Share	06/30/2016	03/31/2016	12/31/2015	06/30/2015
Total shareholders' equity	$ 137,122	$ 134,608	$ 131,769	$ 133,669
Less:
Preferred stock	-	-	-	10,980
Common shareholders' equity	137,122	134,608	131,769	122,689
Less:
Goodwill	2,589	2,589	2,589	2,589
Other intangibles	572	612	652	745
Tangible common shareholders' equity	133,961	131,407	128,528	119,355
Common shares issued	7,544,458	7,530,791	7,516,291	7,240,704
Less:
Shares of unvested restricted stock	152,090	138,423	143,323	198,414
Common shares outstanding	7,392,368	7,392,368	7,372,968	7,042,290
Book value per share	$ 18.55	$ 18.21	$ 17.87	$ 17.42
Less:
Effects of intangible assets	$ 0.43	$ 0.43	$ 0.44	$ 0.47

Tangible Book Value per Common Share	$ 18.12	$ 17.78	$ 17.43	$ 16.95

BANKWELL FINANCIAL GROUP, INC.
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (unaudited) - Continued
(Dollars in thousands, except share data)

	For the Quarter Ended				For the Six Months Ended
Computation of Efficiency Ratio	06/30/2016	03/31/2016	12/31/2015	06/30/2015	06/30/2016	06/30/2015
Noninterest expense	$ 7,215	$ 7,080	$ 7,681	$ 7,380	$ 14,295	$ 14,350
Less:
Amortization of intangible assets	40	40	43	51	80	102
Foreclosed real estate expenses	30	72	95	6	102	10
Merger and acquisition expense	-	-	2	-	-	-
Adjusted noninterest expense	$ 7,145	$ 6,968	$ 7,541	$ 7,323	$ 14,113	$ 14,238
Net interest income	$ 11,879	$ 11,398	$ 11,236	$ 10,741	$ 23,277	$ 20,634
Noninterest income	853	672	840	854	1,525	1,452
Less:
Gains (losses) on sales of securities	92	-	-	-	92
Gains on sale of foreclosed real estate	128	-	-	-	128	18
Adjusted operating revenue	$ 12,512	$ 12,070	$ 12,076	$ 11,595	$ 24,582	$ 22,068

Efficiency ratio	57.1%	57.7%	62.4%	63.2%	57.4%	64.5%

	For the Quarter Ended				For the Six Months Ended
Computation of Return on Average Tangible Common Equity	06/30/2016	03/31/2016	12/31/2015	06/30/2015	06/30/2016	06/30/2015
Net Income Attributable to Common Shareholders	$ 2,896	$ 2,991	$ 2,575	$ 2,259	$ 5,887	$ 4,104
Total average shareholders' equity	136,389	133,474	135,311	132,738	134,933	131,782
Less:
Preferred stock	-	-	-	10,980	-	10,980
Goodwill	2,589	2,589	2,589	2,589	2,589	2,589
Other intangibles	572	612	652	745	572	745
Average tangible common equity	133,228	130,273	132,070	118,424	131,772	117,468

Annualized Return on Average Tangible Common Equity	8.74%	9.23%	7.74%	7.65%	8.98%	7.05%

BANKWELL FINANCIAL GROUP, INC.
NET INTEREST MARGIN ANALYSIS ON A FULLY TAX EQUIVALENT BASIS
(Dollars in thousands)

	For the Quarter Ended
	June 30, 2016			June 30, 2015
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Cash and Fed funds sold	$ 30,728	$ 28	0.37%	$ 29,339	$ 16	0.22%
Securities (1)	105,886	795	3.00%	60,049	559	3.68%
Loans:
Commercial real estate	761,113	8,755	4.55%	583,036	7,333	4.98%
Residential real estate	180,649	1,612	3.57%	174,021	1,578	3.59%
Construction (2)	96,122	1,099	4.52%	68,073	803	4.66%
Commercial business	173,235	2,309	5.27%	149,067	1,935	5.13%
Home equity	15,313	155	4.08%	18,176	169	3.73%
Consumer	1,918	24	5.10%	2,478	30	4.84%
Acquired loans (net of mark)	683	17	9.85%	2,968	50	6.81%
Total loans	1,229,033	13,971	4.50%	997,819	11,898	4.72%
Federal Home Loan Bank stock	7,556	58	3.09%	6,859	27	1.57%
Total earning assets	1,373,203	$ 14,852	4.28%	1,094,066	$ 12,500	4.52%
Other assets	53,637			53,120
Total assets	$ 1,426,840			$ 1,147,186

Liabilities and shareholders' equity:
Interest-bearing liabilities:
NOW	$ 57,123	32	0.23%	$ 62,331	17	0.11%
Money market	321,354	449	0.56%	241,183	324	0.54%
Savings	69,069	66	0.38%	101,903	192	0.76%
Time	511,086	1,415	1.11%	315,820	698	0.89%
Total interest-bearing deposits	958,632	1,962	0.82%	721,237	1,231	0.68%
Borrowed Money	157,732	870	2.22%	133,744	416	1.25%
Total interest-bearing liabilities	1,116,364	$ 2,832	1.02%	854,981	$ 1,647	0.77%
Noninterest-bearing deposits	167,190			149,418
Other liabilities	6,897			10,049
Total liabilities	1,290,451			1,014,448
Shareholders' equity	136,389			132,738
Total liabilities and shareholders' equity	$ 1,426,840			$ 1,147,186
Net interest income (3)		$ 12,020			$ 10,853
Interest rate spread			3.26%			3.75%
Net interest margin (4)			3.50%			3.97%

(1) Average balances and yields for securities are based on amortized cost.
(2) Includes commercial and residential real estate construction.
(3) The adjustment for securities and loans taxable equivalency amounted to $141 thousand and $112 thousand, respectively for the three months ended June 30, 2016, and 2015.
(4) Net interest income as a percentage of earning assets.

BANKWELL FINANCIAL GROUP, INC.
NET INTEREST MARGIN ANALYSIS ON A FULLY TAX EQUIVALENT BASIS
(Dollars in thousands)

	For the Six Months Ended
	June 30, 2016			June 30, 2015
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Cash and Fed funds sold	$ 31,704	$ 64	0.41%	$ 24,131	$ 28	0.24%
Securities (1)	103,939	1,559	3.00%	63,262	1,150	3.64%
Loans:
Commercial real estate	736,869	17,080	4.58%	555,277	13,603	4.87%
Residential real estate	178,998	3,208	3.58%	173,665	3,158	3.64%
Construction (2)	91,305	2,067	4.48%	67,979	1,596	4.67%
Commercial business	169,639	4,499	5.25%	147,568	3,791	5.11%
Home equity	15,458	312	4.05%	18,124	339	3.77%
Consumer	1,738	21	2.44%	2,641	64	4.85%
Acquired loans (net of mark)	1,055	42	8.04%	3,037	104	6.93%
Total loans	1,195,062	27,229	4.51%	968,291	22,655	4.65%
Federal Home Loan Bank stock	7,058	116	3.28%	6,651	54	1.61%
Total earning assets	1,337,763	$ 28,968	4.28%	1,062,335	$ 23,887	4.47%
Other assets	54,403			49,358
Total assets	$ 1,392,166			$ 1,111,693

Liabilities and shareholders' equity:
Interest-bearing liabilities:
NOW	$ 56,855	70	0.25%	$ 57,458	32	0.11%
Money market	313,727	847	0.54%	235,595	605	0.52%
Savings	75,565	151	0.40%	91,003	278	0.62%
Time	482,715	2,634	1.10%	310,931	1,353	0.88%
Total interest-bearing deposits	928,862	3,702	0.80%	694,987	2,268	0.66%
Borrowed Money	151,604	1,736	2.30%	127,053	757	1.20%
Total interest-bearing liabilities	1,080,466	$ 5,438	1.01%	822,040	$ 3,025	0.74%
Noninterest-bearing deposits	169,853			151,516
Other liabilities	6,914			6,355
Total liabilities	1,257,233			979,911
Shareholders' equity	134,933			131,782
Total liabilities and shareholders' equity	$ 1,392,166			$ 1,111,693
Net interest income (3)		$ 23,530			$ 20,862
Interest rate spread			3.27%			3.73%
Net interest margin (4)			3.52%			3.93%

(1) Average balances and yields for securities are based on amortized cost.
(2) Includes commercial and residential real estate construction.
(3) The adjustment for securities and loans taxable equivalency amounted to $253 thousand and $228 thousand, respectively for the six months ended June 30, 2016, and 2015.
(4) Net interest income as a percentage of earning assets.